UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT

Pursuant to Sections 13 or 15(d) of the Securities Exchange Act of 1934
 Date of Report (Date of earliest event reported):  December 31, 2019
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EXLSERVICE HOLDINGS, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-33089	82-0572194
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

320 Park Avenue,	29th Floor,	10022
New York,	New York	(Zip code)
(Address of principal executive offices)
 Registrant’s telephone number, including area code:  (212) 277-7100

NOT APPLICABLE
(Former name or address, if changed since last report)
____________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

☐	Emerging growth company

☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	EXLS	NASDAQ

Item 2.01. Completion of Acquisition or Disposition of Assets.

On December 31, 2019, ExlService Holdings, Inc. (“EXL” or “we” or “us” or “our” or the “Company”) completed substantially the previously announced wind down of the operations of the Health Integrated business, which is reported within the Company's Healthcare reportable segment. The commencement of the process of winding down the Health Integrated business was previously disclosed by the Company in the Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) on April 4, 2019 as amended by a Current Report on Form 8-K/A filed with the SEC on July 16, 2019. The unaudited pro forma financial information giving effect to winding down of the operations of the Health Integrated business is filed herewith as Exhibit 99.1.

 Item 9.01 Financial Statements and Exhibits.

(b) Pro Forma Financial Information.

The following unaudited pro forma financial information of the Company is filed as Exhibit 99.1 to this Report on Form 8-K and is incorporated herein by reference:

•Unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2019.

•	Unaudited Pro Forma Condensed Consolidated Statements of Income for the nine months ended September 30, 2019 and for the year ended December 31, 2018.
•Notes to the Unaudited Pro Forma Condensed Consolidated Financial Statements.

The pro forma financial statements are presented for informational purposes only and do not purport to represent what the Company’s results of operations or financial position would have been had the wind down and other transactions reflected occurred on the dates indicated or to project the Company’s financial position as of any future date or the Company’s results of operations for any future period.

Exhibit No.            Description

99.1	ExlService Holdings, Inc. Unaudited Pro Forma Condensed Consolidated Financial Statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXLSERVICE HOLDINGS, INC. (Registrant)

Date: January 7, 2020	By:	/s/ Ajay Ayyappan
	Name:	Ajay Ayyappan
	Title:	General Counsel and Corporate Secretary